UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2012

REON Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-54763	45-5296714
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Songzhuangzhen Wangdu 3 Jie 19Hao 204Shi
Tongzhouqu, Beijing, China

(Address of principal executive office)

(86) 10 5129 5695

(Registrant's telephone number, including area code)

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01 Change in Registrant’s Certifying Accountant.

(a)	Dismissal of Previous Independent Registered Public Accounting Firm.

i.	On December 12, 2012, REON Holdings, Inc., f/k/a Troy, Inc. (the “Registrant” or the “Company”) dismissed Liggett, Vogt & Webb, P.A. (“Webb”) as the Registrant’s independent registered public accounting firm. The Company’s board of directors (the “Board”) approved such termination on December 12, 2012.

ii.	The audit report of Webb on the financial statements of the Company for the period ended April 30, 2012 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles other than the disclosure of uncertainty regarding the ability for the Company to continue as a going concern.

iii.	During the audit for the period ended April 30, 2012 and through the date of their termination, the Company has not had any disagreements with Webb on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Webb’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s financial statements for such period.

iv.	During the audit for the period ended April 30, 2012 and through the date of their termination, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

v.	The Company provided Webb with a copy of this disclosure set forth under this Item 4.01 and was requested to furnish a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the above statements.

vi.	A copy of the letter from Webb is attached hereto as Exhibit 16.1

(b)	Engagement of New Independent Registered Public Accounting Firm.

i.	The Company has engaged the firm of Sherb & Co, LLP (the “New Accountant”), as its new principle independent accountant effective December 12, 2012, to audit our financial records. During the two most recent fiscal years and the interim period preceding the appointment of the New Accountant, we have not consulted the New Accountant regarding either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to the Company that the Company considered an important factor in reaching a decision as to the accounting or financial reporting issue; or any matter that was either the subject of a disagreement or event (as defined in Item 304(a)(iv) or (v) of Regulation S-K).

 Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit
16.1	Letter from Liggett, Vogt & Webb, P.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REON HOLDINGS, INC.

Dated: December 13, 2012	By:	/s/ Zhongxin Li
Zhongxin Li
Chief Executive Officer